Exhibit 99.2

UNMET NEED IN RETINAL DISEASE PROBLEM WITH IMMEDIATE - RELEASE INJECTIONS • While anti - VEGF drugs are effective, they are also rapidly cleared from the vitreous humor; therefore, to reach and to maintain effective concentrations, repeated administrations every 4 - 8 weeks are necessary 1 • Repeated intravitreal injections may cause side effects such as infection, endophthalmitis, hemorrhage, damage to the lens, retinal detachment, and poor patient tolerance over time 1 • Discomfort, eye pain, decreased vision, increased photosensitivity, and floaters are just some of the patient complaints with injections 1 • Repeated injections also have a significant impact on patients emotionally and financially as well as the time and transportation burden placed on care givers 2 1. Bochot A, Fattal E. Liposomes for intravitreal drug delivery: a state of the art. J Control Release . 2012;161(2):628 - 634. 2. Boyle J, Vukicevic M, Koklanis K, Itsiopoulos C, Rees G. Experiences of patients undergoing repeated intravitreal anti - vascular endothelial growth factor injections for neov ascular age - related macular degeneration. Psychol Health Med . 2018;23(2):127 - 140. A New Therapy is Needed. New Mechanism of Action TKIs act upstream of Anti - VEGF Longer Duration of Action TKIs are potent small molecules Research Question:  Does axitnib (a tyrosine kinase inhibitor) injected into the eye have biological activity?

DRUG DELIVERY TO THE INTRAVITREAL SPACE FACTORS FOR CONSIDERATION IN DESIGNING A LONG DURATION INTRAVITR EAL IMPLANT: □ Clinically - meaningful decrease in retinal fluid Well - tolerated with clinically - meaningful efficacy □ Extended duration of therapy 3 months or more □ Consistently bioresorbable Duration of drug and duration of carrier vehicle □ Implant location and limited movement Compact geometry, designed to avoid optical impact, but able to be monitored

INTRAVITREAL INJECTION IN A PHASE 1 CLINICAL TRIAL FOR THE TREATMENT OF AGE - RELATED MACULAR DEGENERATION DESCRIPTION: • Targeting sustained release for 3 to 6+ months • Broader anti - angiogenic profile than anti - VEGF alone and longer duration (small molecule) • Systemic TKI efficacy established in oncology • Small fiber (27 - 30G needle) with minimal/no visual impact; product candidate can be monitored by physician • Potential to provide an additional option for patients and providers • Different target than traditional VEGF therapies • Preservative - free IN PRECLINICAL MODELS (RABBIT CHALLENGE): • Sustained, steady state in vitro and in vivo release for up to 12 months with a single insert • PK, PD and tolerability with no negative safety signals reported to date OTX - TKI ( tyrosine kinase inhibitor implant ) for intravitreal injection FIBER TO ROD Video shown in real time in simulated vitreous humor

OTX - TKI PHASE 1 STUDY DESIGN • Open - label, dose - escalation, feasibility study • 5 sites in Australia • 9 - month study • One eye per patient will be treated • Key Inclusion criteria: x Active primary SFNV secondary to AMD OBJECTIVES • Safety, tolerability, and biological activity • Safety evaluations at all visits; mean change in CSFT measured by SD - OCT, BCVA, and clinically - significant leakage on FA and/or OCT - A at 6 months 2 weeks prior to Screening EVALUATION VISITS Month 9 Screening OTX - TKI DSMC V1 V 2 Day 3 V3 V 12 Day 7 V4 Day 14 V5 Month 1 V6 Month 2 V7 Month 3 V8 Month 4.5 V9 Month 6 V10 Month 7.5 V11 Baseline Day 1 Cohort 1; 200 µg (n=6) Cohort 2; 400 µg (n=6) DSMC

MEAN CHANGE IN CENTRAL SUBFIELD THICKNESS VALUES STUDY EYE BY COHORT *Cohort 1 subjects 02 - 001 and 01 - 001 CSFT compared to Baseline visit; remainder of subjects CSFT compared to Screening visit *Cohort 2 subjects CSFT all compared to Baseline visit *All BCVA values compared to Baseline visit -200 -100 0 100 200 Pre-Treament Day 7 Day 14 Month 1 Month 2 Month 3 Month 4.5 Month 6 Month 7.5 Month 9 Mean Change in CSFT (µm) Cohort 1 Cohort 2 NOTE: Values shown are Mean ± SEM ; Interim review, unmonitored data n=6 n=6 n=5 n=6 n=6 n=6 n=6 n=5 n=6 n=6 n=6 n=5 n=6 n=5 n=3 n=3

INDIVIDUAL SUBJECT DURABILITY ASSESSMENT Pre - Treatment Phase OTX - TKI Treatment Phase 1 – Naive 2 – Q4W 3 – Q4W 4 – Q12W 5 – Q2W 6 – Naïve 1 – Q4W 2 – Naïve 3 – PRN 4 – PRN 5 – Naïve 6 – Q4W OTX - TKI 200 µg (Cohort 1) n=6 OTX - TKI 400 µg (Cohort 2) n=6 Months: 1 2 3 4 5 6 7 8 9 10 11 0 - 1 - 2 OTX - TKI Treatment - 3 *Each bar represents a single subject Total n=12 - 4 Anti - VEGF injections leading up to OTX - TKI treatment (estimated) Last anti - VEGF injection prior to OTX - TKI treatment (actual) Rescue treatment Implant no longer visible Continuing follow - up

COHORT 2: SD - OCT EVALUATION CSFT: 473 μ m CSFT: 513 μ m CSFT: 368 μ m CSFT: 343 μ m CSFT: 337 μ m CSFT: 316 μ m Subject 2: Treatment Naïve S - 01 - 008; OD S - 01 - 008; OD S - 01 - 008; OD S - 01 - 009; OS S - 01 - 009; OS S - 01 - 009; OS Subject 1: History of EYLEA Q4 Weeks BASELINE MONTH 2 MONTH 3 BASELINE MONTH 2 MONTH 3

COHORT 1 & 2 SAFETY OVERVIEW TOTAL ADVERSE EVENTS Interim look; Unmonitored data. Number of subjects with: OTX - TKI 200 μ g N=6 OTX - TKI 400 μ g N=6 Total (n=12) Adverse Events (AEs) 17 12 29 Treatment - related AEs 2 1 3 Injection procedure - related AEs 1 4 5 By severity Mild Moderate Severe 14 2 0 10 2 0 24 4 0 Ocular AEs 15 8 23 Ocular AEs in the study eye 11 6 17 Ocular Serious AEs 0 0 0 Treatment - related SAEs 0 0 0 Injection procedure - related SAEs 0 0 0

OTX - TKI CONCLUSIONS: TO BE CONFIRMED □ Clinically - meaningful decrease in retinal fluid To date, OTX - TKI was generally well tolerated and observed to have a favorable safety profile in both cohorts. In the higher dose cohort, some subjects showed a decrease in intraretinal or subretinal fluid at 2 months □ Extended duration of therapy Patients still being followed in cohort 2, to be determined □ Consistently bioresorbable Implant biodegraded in 5 of 5 subjects by 9 - 10 months in cohort 1 □ Implant location and limited movement Implant was able to be monitored; patients did not report visual impact Study is ongoing; continued long - term evaluation of both cohorts • Need to establish durability of treatment • Identify Maximum Tolerated Dose (MTD) • Understand utility of OTX - TKI with anti - VEGF injection